UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	3/1/2005

BOSTON CAPITAL TAX CREDIT FUND V L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of March 1, 2005 Boston Capital Tax Credit Fund V L.P., a Delaware limited partnership, specifically Series 49 thereof, entered into various agreements relating to Rural Housing Partners of Mauston I, LP (Complex A) and Rural Housing Partners of Mauston II, LP (Complex B), a limited partnership (the "Operating Partnership"), on behalf of Series of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of January 1, 2006 (the "Operating Partnership Agreement"), pursuant to which Series 49 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 22 unit apartment complex for located at Mauston in Juneau County, Wisconsin, which is known as Brookview Apartments (the "Apartment Complex"). The Apartment Complex consists of 2 buildings (Complex A & Complex B) containing 10 one-bedroom units, two-bedroom units and three-bedroom units. Amenities include unit air conditioning, disposal, Laundry units, picnic table, and playground. Construction of the Apartment Complex in December 2004 and is scheduled for completion in July 2005. 100% Occupancy scheduled for October 2005.

The Operating Partnership is receiving construction financing in the amount of $721,000 (the "Construction Mortgage") from M&I Marshall & Ilsley Bank. The Construction Mortgage bears interest at the variable rate of (index rate) + 1 point per annum and has an 18 month amortization period and month term. The Operating Partnership expects to receive permanent financing in the amount of $185,000 (the "Permanent Mortgage") from the United States Department of Agriculture. The Permanent Mortgage is expected to bear interest at 1% per annum payable over a 40 year amortization period and a 40 year term. The Operating Partnership expects to receive permanent financing in the amount of $222,279 (the "Permanent Mortgage") from WHEDA Home Loan. The Permanent Mortgage is expected to bear interest at 3% per annum payable over a 27 year amortization period and a 30 year term.

It is expected that % of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is ABTK, Inc., (the "General Partner"). The of the General Partner Linda M. Kittleson.

Series 49 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $748,844 to the Operating Partnership in installments as follows:

    $486,749 (the "First Installment") on July 2005 i. Closing of Construction Mortgage ii. Admission
    $147,810 (the "Second Installment") on August 2005; i. Completion date ii. Cost Certification iii. Updated Title iv. Updated Insurance Certificates
    $114,285 (the "Third Installment") on October 2005; i. State Designation ii. Initial 100% Occupancy iii. Breakeven iv. Closing of Perm Loan

The first, second and third Installments have been paid by Series 49.

The total Capital Contribution of Series 49 to the Operating Partnership is based on the Operating Partnership receiving 980,486 in Tax Credits during the 10-year period commencing in 2005 of which 99.99% (980,388) will be allocated to Series 49 as the Investment Limited Partner of the Operating Partnership.

Series believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	.01%	80%	80%
Series 49	99.99%	19.999%	20%
Special Limited Partner	0%	0%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 49.

Series 49 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2005 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual average amount of $750 for Complex A and $900 for Complex B. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2005 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount not to exceed $4,320 for Complex A and $5,184 for Complex B. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.3(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $94,330 for Complex A and $110,385 for Complex B. The Development Fee shall be due and payable only in accordance with Section 6.11 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 5, 2007

BOSTON CAPITAL TAX CREDIT FUND V L.P.

By: Boston Capital Associates V L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President